                                                           As of October 1, 1999


                                POWER OF ATTORNEY

           KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below (each, a "Grantee") hereby constitutes and appoints Jeffrey B. Lane, Robert Matza, Philip Ambrosio, C. Carl Randolph, Ellen Metzger and Kenneth Leopold, or any one of them, as each such person's true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign and file on behalf of the undersigned any and all statements or reports required under the Securities Exchange Act of 1934, as amended, relating to such Grantee's beneficial ownership of the common stock of Neuberger Berman Inc., including without limitation statements or reports on Schedules 13D and 13G and on Forms 3, 4 and 5, and any or all amendments thereto, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           The power of attorney granted herein is a special power of attorney coupled with an interest is irrevocable, shall survive the dissolution, bankruptcy or legal disability of the Grantee, shall extend to its survivors and assigns and may be exercised by such attorney in fact by listing each Grantee executing any agreement, instrument, acknowledgment, filing, receipt, power of attorney and other document with the single signature of such attorney-in-fact acting as attorney-in-fact for all of them. This power of attorney shall not be affected by the subsequent disability or incompetence of the Grantee.

           This power of attorney shall remain in full force and effect through September 30, 2009. This power of attorney and the rights of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.




  /s/HERBERT W. ACKERMAN
------------------------
      Herbert W. Ackerman

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


HERBERT W. ACKERMAN ASSOCIATES, L.P.

By:   Herbert W. Ackerman Associates, Inc., its General Partner

      By:  /s/HERBERT W. ACKERMAN
          -----------------------
              Herbert W. Ackerman, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 7, 1999.



  /s/ROBERT J. APPEL
--------------------
      Robert J. Appel

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 7, 1999.


APPEL ASSOCIATES, L.P.

By:   Appel Associates, Inc., its General Partner

      By:  /s/ROBERT J. APPEL
          -------------------
              Robert J. Appel, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October _11, 1999.



  /s/JOHN J. BARKER
-------------------
      John J. Barker

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/HOWARD R. BERLIN
---------------------
      Howard R. Berlin

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


BERLIN ASSOCIATES, L.P.

By:   Berlin Associates, Inc., its General Partner

      By:  /s/HOWARD R. BERLIN
          --------------------
              Howard R. Berlin, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 1, 1999.



  /s/JEFFREY BOLTON
-------------------
      Jeffrey Bolton

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 1, 1999.


BOLTON ASSOCIATES, L.P.

By:   Bolton Associates, Inc., its General Partner

      By:  /s/JEFFREY BOLTON
          ------------------
              Jeffrey Bolton, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 27, 1999.



  /s/RICHARD A. CANTOR
----------------------
      Richard A. Cantor

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 27, 1999.


CANTOR ASSOCIATES, L.P.

By:   Cantor Associates, Inc., its General Partner

      By:  /s/RICHARD A. CANTOR
          ---------------------
              Richard A. Cantor, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/VINCENT T. CAVALLO
-----------------------
      Vincent T. Cavallo

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


CAVALLO ASSOCIATES, L.P.

By:   Cavallo Associates, Inc., its General Partner

      By:  /s/VINCENT T. CAVALLO
          ----------------------
              Vincent T. Cavallo, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/LAWRENCE J. COHN
---------------------
      Lawrence J. Cohn

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 24, 1999.



  /s/ROBERT W. D'ALELIO
-----------------------
      Robert W. D'Alelio

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/SALVATORE D'ELIA
---------------------
      Salvatore D'Elia

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/STANLEY EGENER
-------------------
      Stanley Egener

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


EGENER ASSOCIATES, L.P.

By:   Egener Associates, Inc., its General Partner

      By:  /s/STANLEY EGENER
          ------------------
              Stanley Egener, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/MICHAEL N. EMMERMAN
------------------------
      Michael N. Emmerman

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/ROBERT D. ENGLISH
----------------------
      Robert D. English

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/JACK M. FERRARO
--------------------
      Jack M. Ferraro

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/GREGORY P. FRANCFORT
- -----------------------
      Gregory P. Francfort

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.




FRANCFORT 1998 GRANTOR
RETAINED ANNUITY TRUST


By:   Neuberger Berman Trust Company
        of Delaware, as Trustee


      By:  /s/JOHN W. MACK
          ----------------
           John W. Mack, Vice President


By:  /s/GREGORY P. FRANCFORT
     -----------------------
           Gregory P. Francfort, as Trustee


By:  /s/PATRICIA FRANCFORT
     ---------------------
           Patricia Francfort, as Trustee

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/HOWARD L. GANEK
--------------------
      Howard L. Ganek

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


GANEK ASSOCIATES, L.P.

By:   Ganek Associates, Inc., its General Partner

      By:  /s/HOWARD L. GANEK
          -------------------
              Howard  L. Ganek, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/ROBERT T. GENDELMAN
------------------------
      Robert T. Gendelman

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/THEODORE P. GIULIANO
-------------------------
      Theodore P. Giuliano

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


GIULIANO ASSOCIATES, L.P.

By:   Giuliano Associates, Inc., its General Partner

      By:  /s/THEODORE P. GIULIANO
          ------------------------
              Theodore P. Giuliano, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/MARK R. GOLDSTEIN
----------------------
      Mark R. Goldstein

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


GOLDSTEIN ASSOCIATES, L.P.

By:   Goldstein Associates, Inc., its General Partner

      By:  /s/MARK R. GOLDSTEIN
          ---------------------
              Mark R. Goldstein, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 7, 1999.



  /s/LEE H. IDLEMAN
-------------------
      Lee H. Idleman

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/ALAN L. JACOBS
-------------------
      Alan L. Jacobs

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/KENNETH M. KAHN
--------------------
      Kenneth M. Kahn

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/MICHAEL W. KAMEN
---------------------
      Michael W. Kamen

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


KAMEN ASSOCIATES, L.P.

By:   Kamen Associates, Inc., its General Partner

      By:  /s/MICHAEL W. KAMEN
          --------------------
              Michael W. Kamen, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/MICHAEL M. KASSEN
----------------------
      Michael M. Kassen

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


KASSEN ASSOCIATES, L.P.

By:   Kassen Associates, Inc., its General Partner

      By:  /s/MICHAEL M. KASSEN
          ---------------------
              Michael M. Kassen, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/MARK P. KLEIMAN
--------------------
      Mark P. Kleiman

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/LEE P. KLINGENSTEIN
------------------------
      Lee P. Klingenstein

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


KLINGENSTEIN ASSOCIATES, L.P.

By:   Klingenstein Associates, Inc., its General Partner

      By:  /s/LEE P. KLINGENSTEIN
          -----------------------
              Lee P. Klingenstein, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/IRWIN LAINOFF
------------------
      Irwin Lainoff

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


LAINOFF ASSOCIATES, L.P.

By:   Lainoff Associates, Inc., its General Partner

      By:  /s/IRWIN LAINOFF
          -----------------
              Irwin Lainoff, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/JEFFREY B. LANE
--------------------
      Jeffrey B. Lane

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/JOSEPH R. LASSER
---------------------
      Joseph R. Lasser

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


LASSER ASSOCIATES, L.P.

By:   Lasser Associates, Inc., its General Partner

      By:  /s/JOSEPH R. LASSER
          --------------------
              Joseph R. Lasser, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/RICHARD S. LEVINE
----------------------
      Richard S. Levine

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/CHRISTOPHER J. LOCKWOOD
----------------------------
      Christopher J. Lockwood

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/LAWRENCE MARX III
----------------------
      Lawrence Marx III

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


LAWRENCE MARX III ASSOCIATES, L.P.

By:   Lawrence Marx III Associates, Inc., its General Partner

      By:  /s/LAWRENCE MARX III
          ---------------------
              Lawrence Marx III, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/ROBERT MATZA
-----------------
      Robert Matza

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/ROBERT R. MCCOMSEY
-----------------------
      Robert R. McComsey

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/MARTIN MCKERROW
--------------------
      Martin McKerrow

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


MCKERROW ASSOCIATES, L.P.

By:   McKerrow Associates, Inc., its General Partner

      By:  /s/MARTIN MCKERROW
          -------------------
              Martin McKerrow, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/MARTIN E. MESSINGER
------------------------
      Martin E. Messinger

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


MESSINGER ASSOCIATES, L.P.

By:   Messinger Associates, Inc., its General Partner

      By:  /s/MARTIN E. MESSINGER
          -----------------------
              Martin E. Messinger, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/BETH W. NELSON
-------------------
      Beth W. Nelson

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/ROY R. NEUBERGER
---------------------
      Roy R. Neuberger

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


NEUBERGER ASSOCIATES, L.P.

By:   Neuberger Associates, Inc., its General Partner

      By:  /s/ROY R. NEUBERGER
          --------------------
              Roy R. Neuberger, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/HAROLD J. NEWMAN
---------------------
      Harold J. Newman

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


NEWMAN ASSOCIATES, L.P.

By:   Newman Associates, Inc., its General Partner

      By:  /s/HAROLD J. NEWMAN
          --------------------
               Harold J. Newman, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/DANIEL P. PADUANO
----------------------
      Daniel P. Paduano














The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


PADUANO ASSOCIATES, L.P.

By:   Paduano Associates, Inc., its General Partner

      By:  /s/DANIEL P. PADUANO
          ---------------------
              Daniel P. Paduano, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/NORMAN H. PESSIN
---------------------
      Norman H. Pessin

The foregoing Power of Attorney
is hereby executed by the undersigned
 as of October 11, 1999.



  /s/LESLIE M. POLLACK
----------------------
      Leslie M. Pollack

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.




POLLACK 1998 GRANTOR
RETAINED ANNUITY TRUST


By:   Neuberger Berman Trust Company
        of Delaware, as Trustee


      By:  /s/JOHN W. MACK
          ----------------
           John W. Mack, Vice President


By:  /s/LESLIE M. POLLACK
    ---------------------
           Leslie M. Pollack, as Trustee


By:  /s/YVONNE S. POLLACK
    ---------------------
           Yvonne S. Pollack, as Trustee

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/WILLIAM A. POTTER
----------------------
      William A. Potter

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


POTTER ASSOCIATES, L.P.

By:   Potter Associates, Inc., its General Partner

      By:  /s/WILLIAM A. POTTER
          ---------------------
              William A. Potter, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/JANET W. PRINDLE
---------------------
      Janet W. Prindle

The foregoing Power of Attorney
is hereby executed by the undersigned
 as of October 11, 1999.



  /s/C. CARL RANDOLPH
---------------------
      C. Carl Randolph

The foregoing Power of Attorney
is hereby executed by the undersigned
 as of October 28, 1999.



  /s/KEVIN L. RISEN
-------------------
      Kevin L. Risen

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/DANIEL H. ROSENBLATT
-------------------------
      Daniel H. Rosenblatt

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/J. CURT SCHNACKENBERG, JR.
-------------------------------
      J. Curt Schnackenberg, Jr.

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/MARVIN C. SCHWARTZ
-----------------------
      Marvin C. Schwartz

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.




SCHWARTZ ES ASSOCIATES, L.P.


By:   Schwartz ES Associates, Inc., its general partner


      By:  /s/MARVIN C. SCHWARTZ
          ----------------------
           Marvin C. Schwartz, President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.




SCHWARTZ CS ASSOCIATES, L.P.


By:   Schwartz CS Associates, Inc., its general partner


      By:  /s/MARVIN C. SCHWARTZ
          ----------------------
           Marvin C. Schwartz, President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/JENNIFER K. SILVER
-----------------------
      Jennifer K. Silver

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/KENT C. SIMONS
-------------------
      Kent C. Simons

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/R. EDWARD SPILKA
---------------------
      R. Edward Spilka

The foregoing Power of Attorney
is hereby executed by the undersigned
 as of October 11, 1999.




ROBERT EDWARD SPILKA 1998 GRANTOR
RETAINED ANNUITY TRUST


By:   Neuberger Berman Trust Company
        of Delaware, as Trustee


      By:  /s/JOHN W. MACK
          ----------------
           John W. Mack, Vice President


By:  /S/R. EDWARD SPILKA
     -------------------
           Robert E. Spilka, as Trustee


By:  /S/LINDA GALARZA SPILKA
     -----------------------
           Linda Galarza Spilka, as Trustee

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/GLORIA H. SPIVAK
---------------------
      Gloria H. Spivak

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/HEIDI L. SCHNEIDER
-----------------------
      Heidi L. Schneider

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.




STEIGER ASSOCIATES, L.P.

By:   Steiger Associates, Inc., its General Partner


      By:  /s/HEIDI L. SCHNEIDER
          ----------------------
              Heidi L. Schneider, President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 1, 1999.



  /s/BERNARD Z. STEIN
---------------------
      Bernard Z. Stein

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/FRED STEIN
---------------
      Fred Stein

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/ELEANOR M. STERNE
----------------------
      Eleanor M. Sterne

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/STEPHANIE J. STIEFEL
-------------------------
      Stephanie J. Stiefel

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


STIEFEL ASSOCIATES, L.P.

By:   Stiefel Associates, Inc., its General Partner

      By:  /s/STEPHANIE J. STIEFEL
          ------------------------
              Stephanie J. Stiefel, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/PHILIP A. STRAUS
---------------------
      Philip A. Straus

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/PETER STRAUSS
------------------
      Peter Strauss

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.




STRAUSS 1998 TRUST


By:   Neuberger Berman Trust Company
        of Delaware, as Trustee


      By:  /s/JOHN W. MACK
          ----------------
           John W. Mack, Vice President


By:  /s/BARBARA STRAUSS
     ------------------
           Barbara Strauss, as Trustee

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/PETER E. SUNDMAN
---------------------
      Peter E. Sundman

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


SUNDMAN ASSOCIATES, L.P.

By:   Sundman Associates, Inc., its General Partner

      By:  /s/PETER E. SUNDMAN
          --------------------
              Peter E. Sundman, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/ALLAN D. SUTTON
--------------------
      Allan D. Sutton

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 1, 1999.




ALLAN D. SUTTON 1998 GRANTOR
RETAINED ANNUITY TRUST


By:   Neuberger Berman Trust Company
        of Delaware, as Trustee


      By:  /s/JOHN W. MACK
          ----------------
           John W. Mack, Vice President


By:  /s/ALLAN D. SUTTON
     ------------------
           Allan D. Sutton, as Trustee


By:  /s/ANITA SUTTON
     ---------------
           Anita Sutton, as Trustee

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.




SUTTON 1998 GST TRUST


By:   Neuberger Berman Trust Company
        of Delaware, as Trustee


      By:  /s/JOHN W. MACK
          ----------------
           John W. Mack, Vice President


By:  /s/NANCY SUTTON FINLEY
     ----------------------
           Nancy Sutton Finley, as Trustee


By:  /s/PEGGY LYNN SUTTON
     --------------------
           Peggy Lynn Sutton, as Trustee

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/RICHARD J. SWEETNAM JR.
----------------------------
      Richard J. Sweetnam Jr.

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/JUDITH M. VALE
-------------------
      Judith M. Vale

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/DAVID I. WEINER
--------------------
      David I. Weiner

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.




WEINER 1998 GRANTOR
RETAINED ANNUITY TRUST


By:   Neuberger Berman Trust Company
        of Delaware, as Trustee


      By:  /s/JOHN W. MACK
          ----------------
           John W. Mack, Vice President


By:  /s/DAVID I. WEINER
     ------------------
           David I. Weiner, as Trustee


By:  /s/LAURIE L. WEINER
     -------------------
           Laurie L. Weiner, as Trustee


By:
     -------------------------------------------
           Bintoar Palar, as Trustee

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/MICHAEL J. WEINER
----------------------
      Michael J. Weiner

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/DIETRICH WEISMANN
----------------------
      Dietrich Weismann

The foregoing Power of Attorney
is hereby executed by the undersigned
as of September 28, 1999.


WEISMANN ASSOCIATES, L.P.

By:   Weismann Associates, Inc., its General Partner

      By:  /s/DIETRICH WEISMANN
          ---------------------
              Dietrich Weismann, its President

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/LESLIE J. WERKSTELL
------------------------
      Leslie J. Werkstell

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 28, 1999.



  /s/ALLAN R. WHITE, III
------------------------
      Allan R. White, III

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.



  /s/LAWRENCE ZICKLIN
---------------------
      Lawrence Zicklin

The foregoing Power of Attorney
is hereby executed by the undersigned
as of October 11, 1999.


ZICKLIN ASSOCIATES, L.P.

By:   Zicklin Associates, Inc., its General Partner

      By:  /s/LAWRENCE ZICKLIN
          --------------------
              Lawrence Zicklin, its President